The Masters’ Select Funds
June 4, 2007

Supplement Dated June 4, 2007
To Prospectus Dated April 30, 2007

For the shareholders of the Masters’ Select Smaller Companies Fund:

Effective June 4, 2007 Jeff Bronchick and Tom Kerr of Reed Conner & Birdwell, LLC (“RCB”) are added as co-portfolio managers to the Masters’ Select Smaller Companies Fund (the “Fund”) and Ariel Capital Management is removed as portfolio manager to the Fund.

All references in the Prospectus dated April 30, 2007 to Ariel Capital Management, LLC are hereby deleted.

The following information replaces the contents on page 14 of the Prospectus:

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”).  Litman/Gregory has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.  The following table provides a description of the five investment managers.

INVESTMENT MANAGER	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE

Bill D’Alonzo and team	20%	Small and mid-sized companies	Growth

Jeff Bronchick and Tom Kerr	20%	Small and mid-sized companies	Value

Michael Malouf and Tucker Walsh	20%	Small and mid-sized companies	Growth

Robert Rodriguez	20%	Small and mid-sized companies	Value

Dick Weiss	20%	Small and mid-sized companies	Growth at a reasonable price

A detailed discussion of the management structure of the Fund begins on Page 31.

-continued-

The following text is inserted on page 31 of the Prospectus under the heading “Masters’ Select Smaller Companies Fund Portfolio Managers”:

Jeffrey Bronchick, CFA
Thomas Kerr, CFA
Reed Conner & Birdwell, LLC
11111 Santa Monica Blvd. #1700
Los Angeles, CA  90025

Jeff Bronchick and Tom Kerr are the portfolio managers responsible for the segment of the Fund’s assets managed by Reed, Conner & Birdwell, LLC (“RCB”).  Bronchick and Kerr are partners in RCB and co-managers of the firm’s small-cap value investment strategy.  Bronchick joined RCB in 1989 as a research analyst and currently is Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund. Prior to joining RCB Bronchick did equity research and trading at Neuberger Berman, Bankers Trust and First Boston.  Kerr has been with RCB since 1994 and currently is a portfolio manager and equity analyst and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund.  Prior to joining the firm Kerr was an analyst with The Fuji Bank, Ltd, D.R. Morgan and GE Capital. Bronchick and Kerr are supported by a team of analysts.

Bronchick and Kerr are responsible for managing approximately 20% of the Smaller Companies Fund’s assets. The objective of RCB’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management. RCB’s small-cap universe consists of companies between $100 million and $2 billion. Analysis of return on invested capital (“ROIC) or "economic value" generation is the main driver in determining an attractive business. The team identifies potentially attractive "value" opportunities through the use of quantitative screens as well as qualitative industry research (e.g. company visits, trade journals, etc.).  The team’s valuation analysis relies on a combination of valuation methodologies. Discounted cash flow (“DCF”) modeling is the primary valuation tool, but the team also looks at leveraged buyout statistics, private-market comparables, as well as implied market expectations. When building the DCF, the team models out several years, with particular emphasis on the first three years. Beyond that, they use a conservative longer-term growth assumption to provide a margin of safety. Assessing and minimizing downside risk is important, so if there is not an adequate margin of safety, they will not invest.  They also look at valuation multiples such as price-to-earnings, but use this data more as a double check rather than as a means to value a stock. The team also conducts scenario analysis to weigh sensitivities to different inputs (e.g. cash flow growth and discount rate) to build a more comprehensive picture of the underlying value and associated risks.

RCB places a strong emphasis on company management because they view management as the catalyst for earnings and valuation growth.  The team meets with or talks to management of all companies before investing in order to assess how they run the business, their integrity, and their commitment to shareholder value. RCB also looks at how management is paid, its motivation to execute, and how they’ve executed in the past using ROIC as a management scorecard.

 Factors that can lead RCB to sell a position are:

•	A change in the course of business that alters the original reason for investing
•	A management change or disappointment, or
•	Overvaluation of the stock

A material drop in the price of a holding compared to its peer group will prompt a full review of the company by a second analyst in order to determine if a sale is in order or whether an opportunity to add to a position is at hand.

Please keep this Supplement dated June 4, 2007 with your Prospectus.